FPA New Income Fund

Institutional Class Shares (FPNIX)

Investor Class Shares (FPNRX)

A series of Investment Managers Series Trust III

Supplement dated November 29, 2024, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

The following disclosure is added under the heading titled “Investment Adviser” on page 26 of the Prospectus and the heading titled “Investment Adviser” beginning on page 35 of the SAI.

In addition, the Adviser has voluntarily agreed to waive the advisory fee it receives from the Fund by 0.05% from April 30, 2024 through July 27, 2024, and by 0.046% from July 28, 2024 through April 30, 2025 of the Fund’s average daily net assets.  FPA will not seek recoupment of the advisory fees voluntarily waived.

 Please retain this Supplement with your records.